SECURITIES AND EXCHANGE COMMISSION PRIVATE

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  April 17, 1998


                          COCA-COLA ENTERPRISES INC.

              (Exact name of registrant as specified in its charter)



         Delaware                  1-9300                 58-0503352
        (State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




              2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                               (770) 989-3000
           (Registrant's telephone number, including area code)


















                                                          Page 1 of 6 pages
                                                          Exhibit Index page 4
PAGE

Item 5.   Other Events

          On April 17, 1998, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the Company's Board of Directors elected Henry A. Schimberg to succeed Summerfield K. Johnston, Jr. as chief executive officer of Coca-Cola Enterprises effectively immediately.

Item 7.   Financial Statements and Exhibits

         (c) Exhibits.


              99   Press Release of Coca-Cola Enterprises Inc.
                   issued April 17, 1998.

              ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                        S/ LOWRY F. KLINE
Date:  April 22, 1998               By:________________________________
                                       Lowry F. Kline
                                       Executive Vice President and
                                       General Counsel

























PAGE

                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                     Page


99             Press Release of Coca-Cola Enterprises Inc.        5
               issued April 17, 1998.